                                                                    EXHIBIT 23.3
                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-2 of our report dated December 27, 2000 relating to the consolidated financial statements, which appears in UCI Medical Affiliates, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2001. We also consent to the references to us under the heading "Experts" in such Registration Statement.

/S/ PRICEWATERHOUSECOOPERS, LLP


Charlotte, North Carolina
October 11, 2002


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